UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2019

NOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-823-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2019, the Board of Directors (the “Board”) of NOW Inc. (the “Company”) appointed Richard Alario, a member of the Board, to serve as the Company’s interim Chief Executive Officer, replacing Robert Workman, effective immediately. Mr. Workman’s employment with the Company was terminated without cause in connection with his replacement by Mr. Alario. Mr. Workman also resigned from the Board in connection with his termination. The resignation is not a result of any disagreement that the Company believes caused, in whole or in part, Mr. Workman’s resignation.

Mr. Alario, age 64, has been a director of the Company since May 2014. Mr. Alario served as Chief Executive Officer and director of Key Energy Services, Inc., a provider of oilfield services, since 2004 until his retirement in March 2016. Prior to joining Key Energy Services, Mr. Alario was employed by BJ Services Company, an oilfield services company, where he served as Vice President from 2002 after OSCA, Inc. was acquired by BJ Services. Prior to joining BJ Services, Mr. Alario had over 21 years of service in various capacities with OSCA, an oilfield services company, most recently having served as its Executive Vice President. He currently serves as ex-officio chairman of the National Ocean Industries Association. He is also a director of Kirby Corporation, serving as its presiding director and chairman of its Corporate Governance Committee. He is also Executive Chairman of Fluid Delivery Solutions, LLC.

The Company issued a press release today announcing the appointment of Mr. Alario as interim Chief Executive Officer, replacing Mr. Workman. A copy of the press release is furnished as Exhibit 99.1 to this report.

As of the date of this report, the Company has not agreed to any compensation terms with Mr. Alario and the Company will file an updated report once such terms have been finalized and agreed to.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release announcing management changes.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019	NOW INC.

/s/ Raymond W. Chang
Raymond W. Chang Vice President & General Counsel